Exhibit 10.2
INCREMENTAL AMENDMENT AND JOINDER AGREEMENT
INCREMENTAL AMENDMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of July 30, 2010 relating to the Credit Agreement dated as of May 25, 2007 (as heretofore amended or modified, the “Credit Agreement”) among VERINT SYSTEMS INC. (the “Borrower”), the LENDERS from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrower has, by notice to the Administrative Agent dated July 29, 2010 delivered pursuant to Section 2.24 of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested an increase in the amount of the Revolving Credit Commitments from $15,000,000 to $75,000,000 (the “Revolving Credit Commitment Increase”).
WHEREAS, each financial institution identified on the signature pages hereto as an “Additional Lender” (each, an “Additional Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of the Revolving Credit Commitment Increase and to become, if not already, a Revolving Credit Lender for all purposes under the Credit Agreement.
WHEREAS, after giving effect to the Revolving Credit Commitment Increase, the Revolving Credit Lenders and the Revolving Credit Commitments shall be as set forth on Annex A hereto.
The parties hereto therefore agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2. Revolving Credit Commitment Increase. (a) Each Additional Lender shall, with effect from the Incremental Facility Closing Date (as defined below), become, if not already, a party to the Credit Agreement as a Revolving Credit Lender with a Revolving Credit Commitment set forth opposite such Additional Lender’s name on Annex A hereto (as such Revolving Credit Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement). Each Additional Lender shall, with effect from the Incremental Facility Closing Date, have the rights and obligations of a Revolving Credit Lender under the Credit Agreement and the other Loan Documents.
(b) The last sentence of the definition of “Revolving Credit Commitment” is amended and restated in its entirety to read as follows:
The aggregate amount of the Revolving Credit Commitments as of July 29, 2010 is $75,000,000.

(c) Annex A hereto sets forth each Revolving Credit Lender, and the Revolving Credit Commitment of each Revolving Credit Lender, after giving effect to the Revolving Credit Commitment Increase. The Revolving Credit Commitments of each Revolving Credit Lender are several and not joint.
(d) Annex A attached to the Credit Agreement is deleted and replaced with Annex A hereto.
SECTION 3. Representations of the Borrower. The Borrower represents and warrants that:
(a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date of the Notice and on and as of the Incremental Facility Closing Date after giving effect hereto as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties are true and correct as of such date);
(b) no Default or Event of Default was continuing on the date of the Notice and no Default or Event of Default has occurred and is continuing on and as of the Incremental Facility Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date;
(c) the Borrower is in compliance with the covenant set forth in Section 7.1 of the Credit Agreement determined on a pro forma basis as of the date hereof and the last day of the most recent fiscal quarter for which financial statements have been delivered under the Credit Agreement, in each case, as if the Revolving Credit Commitment Increase had been outstanding on the last day of such fiscal quarter for testing compliance therewith;
(d) each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the other Loan Documents as modified hereby. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such as have been obtained or made and are in full force and effect and filings in respect hereof required under the Exchange Act. This Agreement has been duly executed and delivered on behalf of each Loan Party. This Agreement constitutes, and each other Loan Document as modified hereby constitutes, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

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(e) the execution, delivery and performance of this Agreement and the other Loan Documents as modified hereby will not violate any Requirement of Law or any material Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents);
(f) after giving effect to the Revolving Credit Commitment Increase, the aggregate amount of the Incremental Term Loans and the Revolving Credit Commitment Increases (as defined in the Credit Agreement) does not exceed $200,000,000; and
(g) there are no outstanding L/C Obligations as of the Incremental Facility Closing Date.
SECTION 4. Conditions. This Agreement shall become effective as of the first date (the “Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied:
(a) the Administrative Agent shall have received from the Borrower, each Subsidiary Guarantor, each Additional Lender and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;
(b) the representations and warranties set forth in clauses (a) and (b) of Section 3 above shall be true and correct as of the date hereof;
(c) the Administrative Agent shall have received a certificate, dated the Incremental Facility Closing Date and signed by a Responsible Officer, confirming the accuracy of the representations and warranties set forth in Section 3 above;
(d) the Borrower shall have paid to each Additional Lender, for its own account, a fee as separately agreed in writing between the Borrower and such Additional Lender;
(e) any fees and expenses owing by the Borrower to the Administrative Agent (or its affiliates) in connection herewith and invoiced to the Borrower in reasonable detail prior to the date hereof shall have been paid in full;
(f) the Administrative Agent shall have received such certificates, resolutions or other documents of the Loan Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Loan Party, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of each Loan Party executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and the Additional Lenders;

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(g) the Administrative Agent shall have received a written opinion of Jones Day, counsel to the Borrower and its Subsidiaries, dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent and the Additional Lenders; and
(h) the Additional Lenders shall have received, sufficiently in advance of the Incremental Facility Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.
SECTION 5. Acknowledgment of Additional Lenders. Each Additional Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Additional Lender. Each Additional Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to provide its Revolving Credit Commitment hereunder and enter into this Agreement. Each Additional Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Each Additional Lender hereby (i) confirms that it has received a copy of the Credit Agreement and each other Loan Document (including Amendment No. 3 to Credit Agreement dated as of July 27, 2010) and such other documents and information as it deems appropriate to make its decision to enter into this Agreement, (ii) agrees that it shall be bound by the terms of the Credit Agreement as a Revolving Credit Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender, (iii) irrevocably designates and appoints the Agents as the agents of such Additional Lender under the Credit Agreement and the other Loan Documents, and each Additional Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (iv) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided by it to the Administrative Agent.
SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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SECTION 7. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Revolving Credit Commitment Increase and any Loans or other extensions of credit made thereunder) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee and Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee and Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 9. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

VERINT SYSTEMS INC., as Borrower
By:	/s/ Douglas Robinson
	Name:	Douglas Robinson
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS

VERINT VIDEO SOLUTIONS INC.
VERINT AMERICAS INC.
(f/k/a Witness Systems, Inc.)
VERINT WITNESS SYSTEMS LLC
(f/k/a Witness Systems, LLC)
VERINT BLUE PUMPKIN SOFTWARE
LLC (f/k/a Blue Pumpkin Software, LLC)

By:	/s/ Douglas Robinson
	Name:	Douglas Robinson
	Title:	Treasurer

ADMINISTRATIVE AGENT CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

ADDITIONAL LENDER CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Additional Lender
By:	/s/ Karl Studer
	Name:	Karl Studer
	Title:	Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

ADDITIONAL LENDER ROYAL BANK OF CANADA, as an Additional Lender
By:	/s/ Mark Gronich
	Name:	Mark Gronich
	Title:	Authorized Signatory

ADDITIONAL LENDER MORGAN STANLEY SENIOR FUNDING, INC., as an Additional Lender
By:	/s/ Michael Monk
	Name:	Michael Monk
	Title:	Vice President

ANNEX A
Revolving Credit Commitments

Revolving Credit Lender	Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$25,000,000
Royal Bank of Canada	$25,000,000
Morgan Stanley Senior Funding, Inc.	$15,000,000
Deutsche Bank Trust Company Americas	$10,000,000

EXHIBIT A
Notice Requesting Revolving Credit Commitment Increase
Credit Suisse
as Administrative Agent
One Madison Avenue
New York, New York 10010
Attention: Agency Manager
Telecopy: 212-322-2291
July 30, 2010
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of May 25, 2007 (as heretofore amended or modified, the “Credit Agreement”) among Verint Systems Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch as Administrative Agent (the “Administrative Agent”). Terms defined in the Credit Agreement and not otherwise defined herein have the meaning given such terms in the Credit Agreement.
Pursuant to Section 2.24 of the Credit Agreement, the Borrower hereby requests an increase in the amount of the Revolving Credit Commitments to $75,000,000 on the terms applicable to Revolving Credit Commitments set forth in the Credit Agreement.

VERINT SYSTEMS INC.
By:	/s/ Douglas Robinson
	Name:	Douglas Robinson
	Title:	Chief Financial Officer